UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2010

SUSPECT DETECTION SYSTEMS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-141211 (Commission File Number)	98-0511645 (IRS Employer Identification No.)

150 West 56th Street, Suite 4005,  New York, NY 10019
 (Address of Principal Executive Offices, Zip Code)

011) (972) (2) 5001128
(Registrant's Telephone Number, Including Area Code)

Not applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Asher Zwebner, Resignation as Chief Financial Officer and as a member of the Board

On December 6, 2010, Asher Zwebner, the Chief Financial Officer and a member of the board of directors (the “Board”) of Suspect Detection Systems, Inc., a Delaware corporation (the “Registrant”), resigned from his position as the Chief Financial Officer and as a member of the Board of the Registrant.

Ran Daniel, Appointment as Chief Financial Officer

On December 6, 2010, the Board appointed Ran Daniel as Chief Financial Officer, effective as of said date, to serve until his successor is duly appointed and qualified.

Ran Daniel has extensive experience in finance and international business management and has served as chief financial officer to a number of start-up companies. From June 2000- September 2003, Mr. Daniel served as the international Chief Financial Officer of Ness Technologies, Inc., where he controlled global reporting and finance-related activities for international operations and played leading roles in planning and executing the company’s extensive cross-border M&A activities. From December 1995- June 2000, Ran Daniel was a senior manager in the audit and corporate finance division at Ernst & Young LLP in Israel and From June 1993- December 1995 he was an analyst at the Bank of Israel.  Ran Daniel is licensed as a Certified Public Accountant (CPA) in the United States and Israel and is admitted to practice law in New York.  He is also a licensed Real Estate Broker in the State of New York, Chartered Financial Analyst (CFA) and a certified Financial Risk Manager (FRM). He is a member of the CFA Institute, the New York Society of Security Analysts (NYSSA), the Global Association of Risk Professionals (GARP) and the New York State Bar Association. Ran Daniel holds a Bachelor of Economics, a Bachelor of Accounting and an MBA in Finance from the Hebrew University as well as a Graduate Degree in Law from the University of Bar-Ilan.

Gil Boosidan, Appointment as a member of the Board

Effective as of December 6, 2010, the Board of the Registrant appointed Gil Boosidan as a member of the Board to serve until his successor is duly appointed and qualified. Mr. Boosidan is currently the Chief Executive Officer of the Registrant.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.                                                                 Not applicable
(b) Pro forma financial information.                                                                                     Not applicable
(c) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSPECT DETECTION SYSTEMS INC.

Date: December 6, 2010	By:	/s/ Gil Boosidan
Name: Gil Boosidan
Title: Chief Executive Officer

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